                      BAY VIEW SECURITIZATION CORPORATION
                    FOR REMITTANCE DATE:  FEBRUARY 28, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                   NUMBER OF
                                                                   A-1             A-2             TOTAL           ACCOUNTS

(A)  Original Principal Balance                              200,979,000.00   52,245,989.00   253,224,989.00               21106
                                                           ---------------------------------------------------------------------
(B)  Beginning Period Principal Balance                       86,338,301.24   52,245,989.00   138,584,290.24               13720
                                                           ---------------------------------------------------------------------
(C)  Collections (Regular Payments)                            3,611,528.04            0.00     3,611,528.04                 N/A
                                                           ---------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                           2,741,941.49            0.00     2,741,941.49                 431
                                                           ---------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                                0.00            0.00             0.00
                                                           ---------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                              0.00            0.00             0.00                 N/A
                                                           ---------------------------------------------------------------------
(G)  Principal Reductions (Other)                                      0.00            0.00             0.00                   0
                                                           ---------------------------------------------------------------------
(H)  Gross Charge Offs                                           270,237.30            0.00       270,237.30                  41
                                                           ---------------------------------------------------------------------
(I)  Repurchases                                                  14,316.92            0.00        14,316.92                  13
                                                           ---------------------------------------------------------------------
(J)  Ending Balance                                           79,700,277.49   52,245,989.00   131,946,266.49               13235
                                                           ---------------------------------------------------------------------

    Notional Principal Balance:
(K)  Beginning                                                                                 67,613,579.58
                                                                                           -----------------
(L)  Ending                                                                                    60,779,142.13
                                                                                           -----------------

(M)  Certificate Factor                                          39.6560225%    100.0000000%      52.1063371%
                                                           -------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                  TOTAL
(A)  Cash Wired                                                                                 7,857,991.96
                                                                                           -----------------
(B)  Interest Wired/Earned                                                                         27,957.12
                                                                                           -----------------
(C)  Withdrawal from Payahead Account                                                                   0.00
                                                                                           -----------------
(D)  Advances                                                                                           0.00
                                                                                           -----------------
(E)  Repurchases                                                                                   14,316.92
                                                                                           -----------------
(F)  Gross Charge-Off Recoveries                                                                   26,644.26
                                                                                           -----------------
(G)  Gross Charge-Off Advances                                                                     25,864.41
                                                                                           -----------------
(H)  Spread Account Withdrawal                                                                          0.00
                                                                                           -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                              0.00
                                                                                           -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                              0.00
                                                                                           -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                               0.00
                                                                                           -----------------

             TOTAL COLLECTIONS                                                                  7,952,774.67
                                                                                           -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                  TOTAL
(A)  Total Cash Flow                                                                            7,952,774.67
                                                                                           -----------------
(B)  Unrecovered Interest Advances                                                                 25,693.04
                                                                                           -----------------
(C)  Servicing Fee (Due and Unpaid)                                                               115,486.91
                                                                                           -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                     452,556.60
                                                                                           -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                     286,917.56
                                                                                           -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                       177,485.65
                                                                                           -----------------

(G)  Principal to "A-1" Certificate Holders, including Overdue                                  6,638,023.75
(H)  Principal to "A-2" Certificate Holders, including Overdue                                          0.00
                                                                                           -----------------
(I)  Reinsurance Fee                                                                                    0.00
                                                                                           -----------------
(J)  Surety Bond Fee                                                                               20,290.83
                                                                                           -----------------
(K)        First Loss Protection                                                   2,967.79
                                                                           ----------------
(L)        Surety Bond Premium                                                    17,323.04
                                                                           ----------------
(M)  Interest Advance Recovery Payments                                                             8,859.00
                                                                                           -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                               0.00
                                                                                           -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                               0.00
                                                                                           -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                 0.00
                                                                                           -----------------
(Q)  Deposit to Payahead                                                                            3,833.06
                                                                                           -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                    FOR REMITTANCE DATE:  FEBRUARY 28, 1998

    (R)  Bank Account Interest to Servicer                                                                     27,957.12
                                                                                                        ----------------
    (S)  Excess Yield                                                                                         195,671.17
                                                                                                        ----------------

             BALANCE                                                                                                0.00
                                                                                                        ----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                       SPREAD ACCOUNT      SURETY BOND
(A)  Beginning Balance                                                                      3,416,239.84  136,509,616.85
                                                                                 ---------------------------------------
(B)  Additions to Spread Amount                                                               195,671.17             N/A
                                                                                 ---------------------------------------
(C)  Interest Earned                                                                           13,069.66
                                                                                 ---------------------------------------
(D)  Draws                                                                                          0.00            0.00
                                                                                 ---------------------------------------
(E)  Reimbursement for Prior Draws                                                                   N/A            0.00
                                                                                 ---------------------------------------
(F)  Distribution of Funds to Servicer                                                        250,927.47            0.00
                                                                                 ---------------------------------------
(G)  Ending Balance                                                                         3,374,053.20  129,813,400.83
                                                                                 ---------------------------------------

(H)  Required Balance                                                                       4,947,984.99  129,813,400.83
                                                                                 ---------------------------------------
(I)  Distribution to "IC" Class                                                                     0.00
                                                                                 -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
#PAYMENT DELINQUENCY                                                NUMBER                BALANCE
-----------------------------------------------------------
(A)  31-60                                                                     51             490,106.64
                                                           ---------------------------------------------
(B)  61-90                                                                     40             310,305.41
                                                           ---------------------------------------------
(C)  91+                                                                        0                   0.00
                                                           ---------------------------------------------
(D)  Total                                                                     91             800,412.05
                                                           ---------------------------------------------


F.  EXCESS YIELD
                                                             EXCESS YIELD BALANCE           POOL           EXCESS YIELD
MONTH                                                                                     BALANCE         (ANNUALIZED %)
-----------------------------------------------------------
(A)  Current                                                           195,671.17         131,946,266.49          1.7796%
                                                           -------------------------------------------------------------
(B)  1st Previous                                                      235,613.31         138,584,290.24          2.0402%
                                                           -------------------------------------------------------------
(C)  2nd Previous                                                      184,914.80         145,113,932.12          1.5291%
                                                           -------------------------------------------------------------
(D)  3rd Previous                                                      236,132.00         151,956,095.91          1.8647%
                                                           -------------------------------------------------------------
(E)  4th Previous                                                     (182,279.53)        158,864,356.65         -1.3769%
                                                           -------------------------------------------------------------
(F)  5th Previous                                                      445,969.94         167,185,438.37          3.2010%
                                                           -------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (>=1.75%)                          186,003.61         148,941,729.96          1.4986%
                                                           -------------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                                    MONTH                   POOL
-----------------------------------------------------------        BALANCE                BALANCE               %
MONTH
-----------------------------------------------------------
(A)  Current                                                           800,412.05         131,946,266.49          0.6066%
                                                           -------------------------------------------------------------
(B)  1st Previous                                                      771,406.96         138,584,290.24          0.5566%
                                                           -------------------------------------------------------------
(C)  2nd Previous                                                      765,091.48         145,113.932.12          0.5272%
                                                           -------------------------------------------------------------
(D)  Three-Month Rolling Average (2%)                                  778,970.16         138,548,162.95          0.5622%
                                                           -------------------------------------------------------------


H.  NET LOSS RATE
                                                                                    LIQUIDATION  AVERAGE            DEFAULTED
MONTH                                                              BALANCE          PROCEEDS     BALANCE          (ANNUALIZED)
-----------------------------------------------------------
(A)  Current                                                           353,490.61   64,959.46  135,265,278.37       2.5597%
                                                           ------------------------------------------------------------------------
(B)  1st Previous                                                      285,843.84   77,686.89  141,849,111.18       1.7609%
                                                           ------------------------------------------------------------------------
(C)  2nd Previous                                                      311,838.80  100,601.30  148,535,014.02       1.7066%
                                                           ------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net Default Rate 3%                   317,057.75   81,082.55  141,883,134.52       1.9958%
                                                           ------------------------------------------------------------------------



                                   Bay View Securitization Corporation
                                 For Remittance Date:  February 28, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                    NUMBER                 BALANCE
(A)  Collection Period Charge-Off Receivables                                   41              272,152.78
                                                           -----------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                  492            3,653,742.08
                                                           -----------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                                NA               28,559.74
                                                           -----------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                          NA              248,538.65
                                                           -----------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                            19              221,340.52
                                                           -----------------------------------------------
(B)  Aggregate Repossessions                                                   387            4,535,370.05
                                                           -----------------------------------------------
(C)  Unliquidated Repossessions                                                 57              447,319.26
                                                           -----------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                             0                    0.00
                                                           -----------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                       0                    0.00
                                                           -----------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                                  555,057.47
                                                           -----------------------
(B)  Deposit                                                              3,833.06
                                                           -----------------------
(C)  Withdrawal                                                               0.00
                                                           -----------------------
(D)  Ending Balance                                                     558,890.53
                                                           -----------------------




Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Credit